--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 9, 1998

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-49015                  13-3836437
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

   245 Park Avenue
  New York, New York                                                 10167
---------------------                                              ----------
(Address of Principal                                              (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

--------------------------------------------------------------------------------



Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         In connection with the proposed offering of the GMACM Revolving Home Equity Loan Trust 1998-2 Home Equity Loan-Backed Term Notes, Series 1998-2 (the "Term Notes"), Bear, Stearns & Co. Inc., as the underwriter (the "Underwriter"), has prepared certain materials (the "Series Term Sheet" including the
"Computational Materials") for distribution to their potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Term Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure;
decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Series Term Sheet including Computational Materials, filed on Form 8-K dated September 9, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED
                                      SECURITIES, INC.



                                    By:   /s/ Jonathan Lieberman
                                          ------------------------------
                                                Jonathan Lieberman
                                                  Vice President



Dated:  September 9, 1998



                                  Exhibit Index
                                  -------------

Exhibit                                                                     Page
-------                                                                     ----

99.1 The Series Term Sheet including Computational Materials, filed on Form 8-K dated September 9, 1998


                                  Exhibit 99.1

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                                           GMACM REVOLVING HOME EQUITY LOAN TRUST, 1998-2
-----------------------------------------------------------------------------------------------------------------------------------
BEAR STEARNS                                                                                               BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                                                                            ASSET-BACKED SECURITIES GROUP
DALLAS o DC o LOS ANGELES o NEW YORK o SAN FRANCISCO                                                                245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                                                                             New York, New York 10167
LONDON o PARIS o TOKYO                                                                          (212) 272-2000; (212) 272-7294  fax
-----------------------------------------------------------------------------------------------------------------------------------
                           GMACM REVOLVING HOME EQUITY LOAN TRUST, SERIES 1998-2: COMPUTATIONAL MATERIALS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FAX TO:                                                                                      DATE:       September 9, 1998
COMPANY:                                                                    # PAGES (incl. cover):       32
FAX NO:                                                                                  PHONE NO:
-----------------------------------------------------------------------------------------------------------------------------------
FROM:                                                                                    PHONE NO:
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                     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, seller or servicer, and although it may be based on data supplied to it by an issuer, seller or servicer, none of the issuer, seller or servicer makes any representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

-------------------------------------------------------------------------------
  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                   BEAR STEARNS

                     DESCRIPTION OF THE SELLER AND SERVICER

GMAC Mortgage Corporation ("GMACM") provides mortgage and home equity lending services to residential customers. GMACM is an interrelated group of specialized financial services businesses serving selected niche markets nationwide.

In 1997, GMACM originated $446.5 million of lines of credit and closed end home equity loans.

GMACM provides mortgage banking services including home equity lending and refinancing to customers in all 50 states through its more than 200 offices. GMACM's servicing portfolio consists of in excess of 1.1 million customer accounts, making GMACM one of the largest mortgage banking firms in the United States.

LOAN PROGRAMS
GMACM's core home equity loan programs consist primarily of (1) a fixed rate closed end home equity product ("HEL") and (2) an open end variable rate home equity line of credit ("HELOC") product, which is an adjustable rate loan that generally indexes off of Prime plus a specified margin. A significant percentage of GMACM's originations are second lien home equity product with CLTV ranging from 80% up to 100%.

UNDERWRITING / CREDIT
GMACM's underwriting guidelines are periodically revised based on prevailing conditions in the residential mortgage market and the market for mortgage securities. Available line sizes at varying CLTVs are primarily influenced by borrower credit quality. The company uses a variety of credible data sources to assess the relative economic stability of each market. GMACM's loan decisions are based on cash flow, credit quality, historical credit performance and supplemented by collateral as a secondary source of loan repayment.

SERVICING
(1)SERVICING OPERATIONS - is comprised of the traditional loan servicing functions: cashiering/payment processing, advances, customer service, escrow management/taxes and insurance, records and collateral management, reconveyances, demands and payoffs.
(2)ASSET RESOLUTION - proactively monitors delinquencies and decides how to proceed (foreclosure, or repossession and resale) based upon an economic analysis of the individual loan.

                                SUMMARY OF TERMS

Issuer............................The GMACM  Revolving  Home  Equity Loan Trust
                                  1998-2 (the "ISSUER"), a Delaware business trust, will be formed pursuant to a Trust
                                  Agreement. The assets of the Issuer (the "TRUST ESTATE") will consist of the HELOCs and the HELs transferred to the Issuer on the Closing Date (the "CLOSING DATE MORTGAGE LOANS"), additional draws under the HELOCs during the period from the Closing Date to (but excluding) the commencement of the Rapid Amortization Period (the "ADDITIONAL BALANCES"), mortgage loans sold to the Issuer subsequent to the Closing Date (the "SUBSEQUENT MORTGAGE LOANS") and certain related assets.

The Term Notes....................$160,000,000  Home  Equity  Loan-Backed  Term
                                  Notes, Series 1998-2, are offered hereby. The Term Notes will be issued pursuant to an indenture to be dated as of September 1, 1998, between the Issuer and the Indenture Trustee (the "INDENTURE").

The Variable Funding Notes........Home  Equity  Loan-Backed   Variable  Funding
                                  Notes, Series 1998-2. The Variable Funding Notes are not offered hereby.

The Certificates..................Home Equity Loan-Backed Certificates,  Series
                                  1998-2. The Certificates are not offered hereby.

Depositor.........................Bear Stearns Asset Backed Securities, Inc.

Seller and Servicer...............GMAC  Mortgage  Corporation,  a  Pennsylvania
                                  corporation, will be the seller and servicer (in such capacities, the "SELLER" and "SERVICER", respectively) of the Mortgage
                                  Loans. The Servicer will be obligated to service the Mortgage Loans pursuant to the sale and servicing agreement to be dated as of September 1, 1998 (the "SALE AND SERVICING AGREEMENT"), among the Servicer, the Issuer and the Indenture Trustee.

Owner Trustee.....................Wilmington Trust Company.

Indenture Trustee.................Norwest Bank Minnesota, National Association.

Cut-Off Date......................The close of business on August 31, 1998.

Closing Date......................On or about September 18, 1998..

Payment Date......................The 18th day of each month  (or,  if such day is not a  Business  Day,  the  next  Business
                                  Day), commencing in October 1998 (each, a "PAYMENT DATE").

Denominations and Registration....The Term  Notes  will be  issued  in  minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof. The Term Notes will initially be issued in book-entry form. Persons acquiring beneficial ownership interests in the Term Notes ("TERM NOTE OWNERS") may elect to hold their Term Notes through DTC in the United States, or Cedel Bank, societe anonyme ("CEDEL") or the Euroclear System ("EUROCLEAR") in Europe. Transfers within DTC, Cedel or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. No Term Note Owner will be entitled to receive a physical certificate representing such person's interest, except in the event that Definitive Notes are issued under the limited circumstances described herein. All references herein to any Term Notes reflect the rights of Term Note Owners only as such rights may be exercised through DTC and its participating organizations for so long as such Term Notes are Book-Entry Notes.

The Mortgage Pool.................Unless otherwise  indicated,  the statistical information presented herein reflects the initial pool of Mortgage Loans (the "INITIAL MORTGAGE LOANS") as of the close of business on July 31, 1998 (the "STATISTICAL CALCULATION Date"). The aggregate outstanding principal balance of the Initial Mortgage Loans as of the Statistical Calculation Date is approximately $93,356,503.53 (the "STATISTICAL CALCULATION DATE POOL PRINCIPAL BALANCE"). The outstanding principal balance of each Initial Mortgage Loan as of the Statistical Calculation Date is the "STATISTICAL CALCULATION DATE BALANCE". The Closing Date Mortgage Loans will also include certain additional Mortgage Loans acquired between the Statistical Calculation Date and the Cut-Off Date. Information with respect to the Closing Date Mortgage Loans as of the Cut-Off Date will be presented in the Prospectus Supplement. With respect to the pool of Initial Mortgage Loans as to which statistical information is presented herein, some amortization of the pool is expected to occur prior to the Closing Date. Moreover, certain loans included in the pool of Initial Mortgage Loans may prepay in full, or may be determined not to meet the eligibility requirements for the final pool of Closing Date Mortgage Loans, and may not be included in the final pool of Closing Date Mortgage Loans. While the statistical distribution of the characteristics as of the Closing Date for the final pool of Closing Date Mortgage Loans may vary somewhat from the statistical distribution of such characteristics as of the Statistical Calculation Date as presented herein, such variance is not expected to be material. Additionally, at any time and subject to certain requirements set forth in the Sale and Servicing Agreement and the Indenture, additional Mortgage Loans may be to added to the pool of Mortgage Loans, which Mortgage Loans will be purchased with funds drawn under the Variable Funding Note.

                                  HELOCs to be sold to the Issuer will be adjustable rate home equity revolving credit line loans evidenced by the related loan agreements (the "CREDIT LINE AGREEMENTS") and secured by the related mortgages or deeds of trust (the "MORTGAGES") on residential properties (the "MORTGAGED PROPERTIES"). No more than 92.99% of the Initial HELOC's (by Statistical Calculation Date Balance) are secured by second or subsequent mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. The Trust Estate will include the unpaid principal balance of the Initial HELOCs as of the close of business on the Cut-Off Date and the unpaid principal balance of the Subsequent HELOCs as of the Subsequent Cut-Off Date (as defined herein) of such loans and any additions to the HELOCs as a result of draws or new advances of money made pursuant to the applicable Credit Line Agreement after the related Cut-Off Date or Subsequent Cut-Off Date (the "ADDITIONAL Balances"). The unpaid principal balance of a HELOC (the "PRINCIPAL BALANCE") on any day is equal to its Cut-Off Date Balance or Subsequent Cut-Off Date Balance (as defined herein), as applicable, plus (i) any Additional Balances in respect of such HELOC conveyed to the Issuer prior to such day, minus (ii) all collections credited against the Principal Balance of such HELOC in accordance with the related Credit Line Agreement since the Cut-Off Date or Subsequent Cut-Off Date, as applicable. The Principal Balance of a liquidated HELOC after the final recovery of related liquidation proceeds shall be zero.

                                  From time to time prior to the expiration of the related Draw Period, principal amounts on the HELOCs may be drawn down, or may be repaid. New draws under the HELOCs will automatically become the property of the Issuer prior to the commencement of the Rapid Amortization Period. As a result, the aggregate Principal Balance of the Mortgage Loans will fluctuate from day to day during the related period as new draws by Mortgagors are transferred to the Issuer and principal payments received are applied in reduction of the Principal Balances. Under the Credit Line Agreements, during the related Draw Period, the related Mortgagor is obligated to pay the amount of interest that accrues on the related HELOC during the Billing Cycle, but may also pay all or a portion of the principal. In the case of HELOCs that have a Repayment Period, the interest only payment obligation terminates at the end of the related Draw Period, after which the related Mortgagor is obligated to make monthly payments consisting of principal installments which would substantially amortize the Principal Balance of the HELOC by the related maturity date, together with accrued interest.

                                  The HELs to be sold to the Issuer will be fixed rate closed-end home equity loans evidenced by the related promissory notes (the "MORTGAGE NOTES") and secured by Mortgages on the related Mortgaged Properties. No more than 96.46% of the Initial HEL's (by Statistical Calculation Date Balance) are secured by second or subsequent mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. The Trust Estate will include the unpaid principal balance of the Initial HELs as of the close of business on the Cut-Off Date. The Initial HELs provide for substantially equal payments in an amount sufficient to amortize the HELs over their terms.

                                  Approximately $20 million of additional Mortgage Loans originated or acquired by the Seller prior to the Closing Date will also be included in the assets of the Trust Estate. Any purchase of such additional Mortgage Loans is subject to certain requirements. The Initial Mortgage Loans and such additional Mortgage Loans are referred to herein collectively as the "CLOSING DATE MORTGAGE LOANS". Information with respect to the Closing Date Mortgage Loans as of the Cut-Off Date will be set forth in the Prospectus Supplement.

Loan Rate.........................The "LOAN RATE" of each  Mortgage Loan is the per annum interest rate required to be paid by the Mortgagor under the terms of the related Mortgage Note or Credit Line Agreement, as the case may be. The Loan Rate borne by each Mortgage Loan, after the completion of any initial teaser period during which the Loan Rate may be fixed or a set discounted variable rate for a period of from three to six months, is (i) in the case of a HELOC, adjustable on the date (each such date, an "ADJUSTMENT DATE") specified in the related Credit Line Agreement to a rate based on an index (the "INDEX") which is either (x) the prime rate published in the "Money Rates" section of The Wall Street Journal or (y) with respect to HELOCs originated in the State of Washington, the rate for 26-week Treasury Bills in effect following the first auction of the month preceding the current billing period and (ii) in the case of a HEL, fixed as of the date of origination of such HEL. Interest on each HELOC is computed daily and payable monthly on the average daily outstanding Principal Balance of such HELOC. After any initial teaser period during which the Loan Rate may be fixed or a set discounted variable rate for approximately three to six months, the Loan Rate on each HELOC will be adjusted on each Adjustment Date to a rate equal to the sum of the Index and a fixed percentage (the "GROSS MARGIN") specified in the related Credit Line
                                  Agreement, and is generally subject to a maximum Loan Rate over the life of the HELOC ("MAXIMUM LOAN RATE") specified in such Credit Line Agreement. As of the Statistical Calculation Date, the weighted average Loan Rate for the HELOCs, after the expiration of any applicable teaser periods, is approximately 10.055% and for the HELs is approximately 10.196%.

                                  As of the Statistical Calculation Date, the Gross Margins for the Initial HELOCs range from 0.000% to 4.500%, and after the expiration of any applicable teaser periods, the weighted average Gross Margin is approximately 1.56%. As of the Statistical Calculation Date, for the Initial HELOCs with specified Maximum Loan Rates, such caps range from approximately 15.500% to 19.000% per annum, and the weighted average Maximum Loan Rate for such Initial HELOCs is approximately 18.394% per annum. The remaining Initial HELOCs have no Maximum Loan Rates but are subject to the maximum rate permitted by applicable law.

Pre-Funding Account...............On   the    Closing    Date,    approximately
                                  $45,000,000 (the "ORIGINAL PRE-FUNDED AMOUNT") will be deposited into an account (the "PRE-FUNDING ACCOUNT"), which amount will be funded from the proceeds of the sale of the Term Notes. During the Pre-Funding Period funds on deposit in the Pre-Funding Account will be used to acquire Subsequent Mortgage Loans by the Issuer, subject to the satisfaction of certain conditions. The "PRE-FUNDING PERIOD" is the period commencing on the Closing Date until the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000 or (ii) March 31, 1999. Subsequent Mortgage Loans that are originated or acquired by the Seller may be sold to the Depositor and then sold by the Depositor to the Issuer. The Subsequent Mortgage Loans, as well as all Initial Mortgage Loans, will conform to certain specified characteristics. Following the end of the Pre-Funding Period, Subsequent Mortgage Loans will continue to be acquired by the Issuer through the end of the
                                  Revolving   Period,    subject   to   certain
                                  conditions.

                                  Any  funds   remaining   on  deposit  in  the
                                  Pre-Funding Account at the end of the Pre-Funding Period will be applied to the purchase of any Additional Balances then available and thereafter will be deposited into the Funding Account. Funds on deposit in the Pre-Funding Account will be invested in
                                  Permitted       Investments.       "PERMITTED
                                  INVESTMENTS" are specified in the Indenture and are generally limited to investments that meet the criteria of the Enhancer.

Capitalized Interest Account......On the Closing Date, the Seller,  if required to do so by the Enhancer, will make a cash deposit from the proceeds of the sale of the Term Notes into an account held by the Indenture Trustee (the "CAPITALIZED INTEREST ACCOUNT"), unless a letter of credit in form and substance, and from a provider, acceptable to the Enhancer evidencing the availability of such amount is delivered to the Owner Trustee on the Closing Date. Amounts on deposit in the Capitalized Interest Account will be withdrawn, or drawings under such letter of credit will be made, on each Payment Date during the Pre-Funding Period to cover any shortfall in Interest Payments on the Notes attributable to the pre-funding feature during the Pre-Funding Period. Any amounts remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be paid, or such letter of credit will be released, to the Seller.

Funding Account...................The Funding Account will be established  with the Indenture Trustee on the Closing Date. On each Payment Date during the Revolving Period, Principal Collections for the related Collection Period will be deposited into the Funding Account and applied first to acquire Additional Balances and thereafter to acquire Subsequent Mortgage Loans, to the extent available. In the event that not all Principal Collections on deposit in the Funding Account have been applied to acquire Additional Balances and Subsequent Mortgage Loans at the end of the Revolving Period, the amount remaining on deposit in the Funding Account will be distributed to Noteholders as a payment of principal. During the Revolving Period, it is expected that Subsequent
                                  Mortgage Loans acquired with amounts on deposit in the Funding Account will consist primarily of HELOCs.

Interest Payments.................Interest  Payments  on the Term Notes will be paid monthly on each Payment Date, commencing in October 1998, at the Note Rate for the related Interest Period, subject to the limitations set forth below, which may result in Interest Shortfalls, as described below. The "NOTE RATE" for each Interest Period will be a floating rate equal to the lesser of (i) LIBOR plus [0. ]% per annum (or, on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial Term Note Balance, LIBOR plus [0. ]% per annum),
                                  (ii) the Net Loan Rate, as described herein, and (iii) 14.5% per annum. However, on any Payment Date for which the related Note Rate has been determined pursuant to clause (ii) above, the excess of (a) the amount of interest that would have accrued on the Notes during the related Interest Period had such amount been determined pursuant to clause (i) above over (b) the interest actually accrued on the Notes during such Interest Period
                                  (such excess, an "INTEREST Shortfall") will be determined. Interest Shortfalls and interest thereon at the Note Rate (as adjusted from time to time) will be paid on subsequent Payment Dates to the extent that funds are available therefor. Interest Shortfalls will not be covered by the Policy and may remain unpaid on the Final Payment Date. Interest on the Notes for each Payment Date will accrue from the preceding Payment Date (or, in the case of the first Payment Date, from the Closing Date) through the day preceding such Payment Date (each, an "INTEREST PERIOD") on the basis of the actual number of days in such Interest Period and a 360-day year.

                                  As used herein, "NET LOAN RATE" shall mean, with respect to any Payment Date, the weighted average of (i) the Loan Rates on the HELOCs and (ii) the Loan Rates on the HELs, in each case as of the first day of the calendar month in which the related Interest Period begins, net of the premium rate on the policy, the rate of the fee of each of the Servicer, the Owner Trustee and the Indenture Trustee, and, beginning on the thirteenth Payment Date, 50 basis points, adjusted to an effective rate reflecting interest calculated on the basis of a 360-day year assumed to consist of twelve thirty-day months.

Principal Payments................With  respect to any Payment  Date during the
                                  Revolving Period, no principal will be paid on the Notes, and all Principal Collections will be deposited into the Funding Account and may be used to purchase Additional Balances and Subsequent Mortgage Loans. On each Payment Date during the Managed Amortization Period, the aggregate amount payable in respect of principal of the Notes will be equal to Net Principal Collections for such Payment Date. On each Payment Date during the Rapid Amortization Period, the aggregate amount payable in respect of principal of the Notes will be equal to Principal Collections for such Payment Date. In addition, with respect to any Payment Date after the end of the Revolving Period, to the extent of funds available therefor, holders of the Term Notes (the "TERM NOTEHOLDERS") and the Variable Funding Notes (together with the Term Noteholders, the "NOTEHOLDERS") will be entitled to receive certain additional amounts to be applied in reduction of the Note Balance of the related Notes, generally equal to Liquidation Loss Amounts.

                                  All principal payments due and payable on the Notes will be allocated to the Term Notes and the Variable Funding Notes pro rata based on the outstanding principal balances thereof until paid in full. In no event will principal payments on the Notes on any Payment Date exceed the related Note Balance thereof on such Payment Date. On the Final Payment Date, principal will be due and payable on the Notes in an amount equal to the related Note Balance remaining outstanding on such Payment Date.

                                  The "REVOLVING PERIOD" will be the period beginning on the Closing Date and ending on the earlier of (i) March 31, 2000 and (ii) the occurrence of a Managed Amortization Event or a Rapid Amortization Event. The "MANAGED AMORTIZATION PERIOD" will be the period beginning on the first Payment Date following the end of the Revolving Period and ending on the earlier of (i) March 31, 2004 and (ii) the occurrence of a Rapid Amortization Event. The "RAPID AMORTIZATION PERIOD" (together with the Managed Amortization Period, the "Amortization Periods") will be the period beginning on the earlier of (i) the first Payment Date following the end of the Managed Amortization Period and (ii) the occurrence of a Rapid Amortization Event, and ending upon the termination of the Issuer.

Allocation of Payments on the
Mortgage Loans....................All  collections on the Mortgage Loans may be allocated by the Servicer in accordance with the terms of the related Credit Line Agreement or Mortgage Note between amounts collected in respect of interest and principal. With respect to each Payment Date, the portion of Interest Collections and Principal Collections (collectively, "P&I COLLECTIONS") available to be applied towards the payment of interest and principal on the Notes will equal, respectively, (i) Interest Collections for such Payment Date and (ii)
                                  (A) at any time during the Revolving Period, zero, (B) at any time during the Managed Amortization Period, Net Principal Collections for such Payment Date and (C) at any time during the Rapid Amortization Period, Principal Collections for such Payment Date.

                                  During the Revolving Period, Principal Collections will be applied to acquire Subsequent Mortgage Loans and, during the period from the Closing Date to the commencement of the Rapid Amortization Period, Principal Collections will be applied to purchase Additional Balances, in each case to the extent available. Principal Collections will no longer be applied to acquire Subsequent Mortgage Loans following the end of the Revolving Period and will no longer be applied to acquire Additional Balances during the Rapid Amortization Period.

                                  Prior to the commencement of the Rapid Amortization Period, the Variable Funding Balance will be increased from time to time, up to $25,000,000 (the "MAXIMUM VARIABLE FUNDING BALANCE"), to the extent Principal Collections and any amounts on deposit in the Funding Account are insufficient or unavailable to cover Additional Balances and Subsequent Mortgage Loans sold to the Issuer.

Credit Enhancement................The  Credit  Enhancement   provided  for  the
                                  benefit of the  Noteholders  will  consist of
                                  (i) Excess Spread, (ii) overcollateralization and (iii) the Policy, in each case as described below.

                                  Excess Spread: Noteholders will be protected against Liquidation Loss Amounts as a result of the preferential allocation to the Notes of Excess Spread (defined herein), which will be deposited into the Funding Account during the Revolving Period or used to make principal payments on the Notes during the Amortization Periods, in each case to the extent necessary to cover Liquidation Loss Amounts (as defined herein).

                                  Overcollateralization: Excess Spread, if any, that is deposited in the Funding Account and applied to acquire Additional Balances and/or Subsequent Mortgage Loans may result in overcollateralization. The "OUTSTANDING
                                  OVERCOLLATERALIZATION AMOUNT" will equal, at any time, the amount, if any, by which the outstanding Principal Balance of the Mortgage Loans and related property of the Issuer exceeds the aggregate outstanding principal balance of the Securities. The Outstanding Overcollateralization Amount will initially be equal to $0, and will be increased by Excess Spread, if any, that is deposited in the Funding Account and applied to acquire Additional Balances and/or Subsequent Mortgage Loans. The Outstanding Overcollateralization Amount, if any, will be available to absorb any Liquidation Loss Amounts that are not covered by Excess Spread. Any Liquidation Loss Amounts that are not covered either by Excess Spread or by overcollateralization will be covered by draws on the Policy to the extent provided herein.

                                  Initially, the "OVERCOLLATERALIZATION TARGET AMOUNT" will be at least 1.7% of the Note
                                  Balance.            Thereafter,           the
                                  Overcollateralization Target Amount may increase or decrease from time to time pursuant to the terms of the Indenture.

                                  Policy: On the Closing Date, the Enhancer will issue a Policy in favor of the Indenture Trustee on behalf of the Issuer. The Policy will unconditionally and irrevocably guarantee interest on the Notes at the Note Rate (exclusive of any Interest Shortfalls) plus any Liquidation Loss Amounts allocated to the Notes. On each Payment Date, a draw will be made on the Policy to cover (i) any shortfall in amounts available to make payments of interest on the Notes at the Note Rate and (ii) any Liquidation Loss Amount to the extent not currently covered by Excess Spread or application of the Outstanding Overcollateralization Amount. Interest
                                  Shortfalls will not be covered by the Policy.

The Enhancer......................Ambac  Assurance  Corporation,  a  Wisconsin-
                                  domiciled stock insurance corporation.

Optional Redemption...............A principal payment may be made in redemption of the Term Notes upon the exercise by the Servicer of its option to purchase the
                                  Mortgage Loans and related assets of the Trust Estate after the aggregate Term Note Balance is reduced to an amount less than or equal to 10% of the initial Term Note Balance. The purchase price payable by the Servicer for such Mortgage Loans will be the sum of (i) the aggregate outstanding Principal Balance of the Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the net Loan Rates of such Mortgage Loans through the day preceding the Payment Date on which such purchase occurs (ii) an amount equal to any Interest Shortfalls plus accrued and unpaid interest thereon, and (iii) all amounts due and owing the Enhancer.

Final Payment of Principal
on the Notes......................The  Notes  will  be  payable  in full on the
                                  September 2028 Payment Date (the "FINAL PAYMENT DATE") to the extent of the outstanding Note Balance on such date, if any. In addition, the Issuer will pay the Notes in full upon the exercise by the Servicer of its option to purchase all Mortgage Loans and all property acquired in respect of such Mortgage Loans.

Optional Removal of Certain
Mortgage Loans....................Subject to the approval of the  Enhancer,  on any Payment Date, the Seller, in its capacity as the holder of the Certificates, may designate for removal from the Trust Estate certain Mortgage Loans. Mortgage Loans so designated will be removed without notice to the Noteholders but only upon satisfaction by the Seller of certain conditions, including the following: (i) an amount equal to the purchase price for such Mortgage Loans shall have been deposited into the Funding Account from amounts otherwise distributable to the Certificateholders (for so long as the Seller or an affiliate thereof is the sole Certificateholder); (ii) the Seller shall have delivered to the Indenture Trustee and the Enhancer a schedule containing a list of all Mortgage Loans to be so removed; and
                                  (iii) the Seller shall have delivered to the Indenture Trustee an officer's certificate confirming the conditions set forth in clauses (i) and (ii) above.

                                  In addition, in certain instances in which a Mortgagor either (i) requests an increase in the credit limit on the related HELOC above the limit stated on the Credit Line Agreement, or (ii) requests to place a lien on the related Mortgaged Property senior to the lien of the related HELOC, the Servicer will have the option to purchase from the Trust Estate the related HELOC at a price equal to the Repurchase Price.

ERISA Considerations..............The Term Notes are  eligible  for purchase by pension,  profit-sharing  or  other  employee
                                  benefit plans as well as individual retirement accounts and certain types of Keogh Plans (each, a "PLAN"). However, any fiduciary or other investor of assets of a
                                  Plan that proposes to acquire or hold the Term Notes on behalf of or with assets of any Plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code to the proposed investment.

Certain Federal Income
Tax Considerations................In the  opinion of Brown & Wood LLP,  special tax counsel to the Depositor, for federal income tax purposes, the Term Notes will be characterized as indebtedness, and the Issuer, as created and governed pursuant to the terms and conditions of the Trust
                                  Agreement, will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes, or as a "taxable mortgage pool" within the meaning of Section 7701(i) of the Internal Revenue Code of 1986, as amended. In addition, each Noteholder, by its acceptance of a Note, will agree to treat such Note as debt for federal, state and local tax purposes.

Legal Investment..................The Term Notes will not constitute  "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, because the Trust Estate includes Mortgage Loans secured by subordinate liens on the related Mortgaged Properties. Institutions the investment activities of which are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Term Notes.

Ratings...........................It is a condition to the issuance of the Term
                                  Notes that they be rated at least "Aaa" by Moody's and "AAA" by Standard & Poor's. A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of, or draws on, the Mortgage Loans, the likelihood of the receipt of any amounts in respect of Interest Shortfalls or any corresponding effect on the yield to investors.

                                  RISK FACTORS

         Prospective Term Noteholders should consider, among other things, the following factors in connection with the purchase of the Term Notes.

ADEQUACY OF THE MORTGAGED PROPERTIES AS SECURITY FOR THE MORTGAGE LOANS

         Although  the  Mortgage  Loans  are  secured  by  liens  on  Mortgaged
Properties, such collateral may not provide assurance of repayment of the Mortgage Loans comparable to that provided under many first lien lending programs, and the Mortgage Loans (especially those with high CLTVs) may have risk of repayment characteristics more similar to unsecured consumer loans.

         Approximately 94.696% (by Statistical Calculation Date Pool Principal Balance) of the Initial Mortgage Loans are secured by second or subsequent Mortgages that are subordinate to the rights of the mortgagee under a senior mortgage or mortgages. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding Principal Balance of such Mortgage Loans secured by second Mortgages only to the extent that the claims of such senior mortgages have been satisfied in full, including any related foreclosure costs. In circumstances where the Servicer determines that it would be uneconomical to foreclose on the related Mortgaged Property, the Servicer may write off the entire outstanding Principal Balance of the related Mortgage Loan. The foregoing considerations will be particularly applicable to Mortgage Loans secured by second Mortgages that have high Combined Loan-to-Value Ratios because, in such cases, the Servicer is more likely to determine that foreclosure would be uneconomical. Any such losses will be borne by Noteholders to the extent that the applicable credit enhancement were insufficient to absorb such losses.

         Defaults on Mortgage Loans are generally expected to occur with greater frequency in their early years. The rate of default of Mortgage Loans secured by second Mortgages may be greater than that of Mortgage Loans secured by first Mortgages on comparable properties.

         No assurance can be given that the values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in value, any such decline could extinguish the value of the interest of a junior mortgagee in the Mortgaged Property before having any adverse effect on the interest of the related senior mortgagees.

DEPENDENCY ON MORTGAGOR CREDIT

         As  a  result  of  the  foregoing  considerations,   the  underwriting
standards and procedures applicable to the Mortgage Loans, as well as the repayment prospects thereof, may be more dependent on the creditworthiness of the borrower and less dependent on the adequacy of the Mortgaged Property as collateral than would be the case under many first lien lending programs. As to the Mortgage Loans, future changes in the borrower's economic circumstances will have a significant effect on the likelihood of repayment, since additional draws on the HELOCs may be made by the borrower in the future up to the applicable credit limit. Although the HELOCs are generally subject to provisions whereby the applicable credit limit may be reduced as a result of a material adverse change in the borrower's economic circumstances, the Servicer generally will not monitor for such changes and may not become aware of them until after the borrower has defaulted. Under certain circumstances, a borrower with a HELOC may draw his entire credit limit in response to personal financial needs resulting from an adverse change in circumstances.

         Under the home equity program of the Seller (the "GMACM HOME EQUITY PROGRAM") relating to the HELOCs, Mortgagors are generally qualified based on an assumed payment that reflects a Loan Rate significantly lower than the related maximum Loan Rate. The repayment of any HELOC may thus be dependent on the ability of the related Mortgagor to make larger interest payments following the adjustment of the Loan Rate thereof during the life of such HELOC.

         Future changes in a borrower's economic circumstances may result from a variety of unforeseeable personal factors, including loss of employment, reduction in income, illness and divorce. Any increase in prevailing market interest rates may adversely affect a borrower by increasing debt service on the related HELOC or other similar debt of the borrower. In addition, changes in the payment terms of any related senior mortgage loan may adversely affect the borrower's ability to pay principal and interest on such senior mortgage loan. For example, such changes may result if the senior mortgage loan is an adjustable rate loan and the interest rate thereon increases, which may occur with or without an increase in prevailing market interest rates if the increase is due to the phasing out of a reduced initial rate. Specific information about such senior mortgage loans, other than the amount thereof at origination of the corresponding Mortgage Loan, is not available and is not included herein.

         General economic conditions, both on a national and regional basis, will also have an impact on the ability of borrowers to repay their Mortgage Loans. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. Investors should note that approximately 28.649% and 15.104% (by Statistical Calculation Date Pool Principal Balance) of the Initial Mortgage Loans are secured by Mortgaged Properties located in the States of California and Michigan, respectively. In addition, any change in the deductibility for federal income tax purposes of interest payments on home equity loans may also have an impact on the ability of borrowers to repay their Mortgage Loans.

INTEREST-ONLY FEATURE FOR HELOCS

         As to 82.37% (by Statistical Calculation Date Balance) of the Initial HELOCs, borrowers are not required to make any principal payments until the maturity of such loans (the "BALLOON LOANS"). As a result, a borrower generally will be required to pay the entire remaining principal amount of the HELOC at its maturity. The ability of a borrower to make such a payment may depend on the ability of the borrower to obtain refinancing of the balance due on the HELOC. An increase in interest rates over the Loan Rate applicable at the time the HELOC was originated may have an adverse effect on the borrower's ability to obtain refinancing or to pay the required monthly payment. Collections on the HELOCs may also vary due to seasonal purchasing and payment habits of borrowers.

         The required minimum monthly payments on the HELOCs are generally equal to or not significantly larger than the amount of interest currently accruing thereon, and therefore are not expected to significantly amortize the outstanding principal amount of such HELOCs prior to maturity, which amount may include substantial draws recently made. As a result, a borrower will generally be required to pay a substantial principal amount at the maturity of a HELOC. The ability of a borrower to make such a payment may be dependent on the ability to obtain refinancing of the balance due on such HELOC or to sell the related Mortgaged Property. Furthermore, HELOCs generally have adjustable rates that are subject to much higher maximum rates than typically apply to adjustable rate first mortgage loans, and which may be as high as applicable usury limitations. Borrowers under such HELOCs are generally qualified based on an assumed payment which reflects either the initial interest rate or a rate significantly lower than the maximum rate. An increase in the interest rate over the Loan Rate applicable at the time the HELOC was originated may have an adverse effect on the borrower's ability to pay the required monthly payment. In addition, an increase in prevailing market interest rates may reduce the borrower's ability to obtain refinancing and to pay the balance of a HELOC at its maturity.

         With respect to certain HELOCs, general credit risk may also be greater to Noteholders than to holders of instruments representing interests solely in level payment first mortgage loans since no payment of principal generally is required until after either a five, ten or fifteen year Draw Period under the related Credit Line Agreements. Minimum monthly payments will at least equal and may exceed accrued interest. Even assuming that the Mortgaged Properties provide adequate security for the HELOCs, substantial delays could be encountered in connection with the liquidation of HELOCs that are delinquent and resulting shortfalls in payments to Noteholders could occur if the credit support described herein were insufficient to absorb such losses. Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the liquidation proceeds otherwise payable to Noteholders. In the event any Mortgaged Property fails to provide adequate security for the related Mortgage Loan, any losses in connection therewith will be borne by Noteholders to the extent that the applicable credit enhancement were insufficient to absorb such losses.

RISK OF LOAN RATES REDUCING THE NOTE RATE ON THE TERM NOTES

         The Note Rate on the Term Notes will be a floating rate equal to the least of (i) LIBOR plus [___]% per annum (or, on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial Term Note Balance, LIBOR plus [___]% per annum), (ii) the Net Loan Rate, and (iii) 14.5% per annum. The Loan Rates of the HELs are fixed and do not adjust. As a result, if one-month LIBOR rises, the foregoing limitations on the Note Rate could result in Term Noteholders receiving interest at a rate less than LIBOR plus the specified margin. In addition, the weighted average Loan Rate of the Mortgage Loans will change, and may decrease, over time due to scheduled amortization of the Mortgage Loans, prepayments of Mortgage Loans, transfers to the Issuer of Subsequent Mortgage Loans and removal of Mortgage Loans by the Seller. There can be no assurance that the weighted average Loan Rate of the Mortgage Loans will not decrease after the Closing Date.

YIELD AND PREPAYMENT CONSIDERATIONS

         The yield to maturity of the Term Notes will depend on the rate and timing of principal payments (including payments in excess of required installments, prepayments or terminations, liquidations and repurchases) on the Mortgage Loans, the rate and timing of draws on the related HELOCs, and the price paid by the holders of the Term Notes. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments or draws on the related HELOCs. The Mortgage Loans generally may be prepaid in full or in part without penalty. The yield to maturity of the Term Notes will also be affected by the rate and timing of defaults on the Mortgage Loans.

         During the Revolving Period, if the Seller does not sell a sufficient amount of Additional Balances and/or Subsequent Mortgage Loans to the Issuer, amounts on deposit in the Funding Account will not be fully applied to the purchase of Additional Balances and Subsequent Mortgage Loans by the Issuer by the end of the Revolving Period. Such remaining amounts will be paid to the Noteholders as principal on the first Payment Date following the end of the Revolving Period.

LIMITATIONS ON REPURCHASE OR REPLACEMENT OF DEFECTIVE MORTGAGE LOANS BY THE
SELLER

         No assurance can be given that, at any particular time, the Seller will be capable, financially or otherwise, of repurchasing or replacing Defective Mortgage Loans as described herein. If the Seller repurchases or is obligated to repurchase defective mortgage loans from any other series of asset backed securities, the financial ability of the Seller to repurchase Defective Mortgage Loans from the Issuer may be adversely affected. In addition, other events relating to the Seller and its operations could occur that would adversely affect the financial ability of the Seller to repurchase Defective Mortgage Loans from the Issuer, including, without limitation, the termination of borrowing arrangements that provide the Seller with funding for its operations, or the sale or other disposition of all or any significant portion of the Seller's assets. If the Seller does not repurchase or replace a Defective Mortgage Loan, then the Servicer, on behalf of the Issuer, will make other customary and reasonable efforts to recover the maximum amount possible with respect to such Defective Mortgage Loan, and any resulting delay or loss will be borne by the Noteholders, to the extent not covered by the related credit enhancement.

VARIATIONS IN SUBSEQUENT MORTGAGE LOANS FROM INITIAL MORTGAGE LOANS

         Each Subsequent Mortgage Loan will satisfy the eligibility criteria referred to herein at the time of its conveyance to the Issuer. However, Subsequent Mortgage Loans may be originated or acquired by the Seller using credit criteria different from those applied to the Initial Mortgage Loans and may be of a different credit quality. Therefore, following the transfer of Subsequent Mortgage Loans to the Issuer, the aggregate characteristics of the Mortgage Loans then part of the Trust Estate may vary from those of the Initial Mortgage Loans.

LEGAL CONSIDERATIONS

         The Mortgage Loans are secured by Mortgages. With respect to Mortgage Loans that are secured by first Mortgages, the Servicer has the power under certain circumstances to consent to a new mortgage lien on the related Mortgaged Property having priority over such Mortgage. Mortgage Loans secured by second Mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any senior mortgage loans and prior statutory liens have been satisfied. In the event that such proceeds are insufficient to satisfy such senior loans and prior liens in the aggregate, the Issuer, and accordingly, the Noteholders, bear (i) the risk of delay in distributions while a deficiency judgment (to the extent available in the related state) against the related Mortgagor is obtained and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon.

         In the event of an insolvency of the Seller, the receiver of the Seller may attempt to recharacterize the sale of the Mortgage Loans as a borrowing by the Seller secured by a pledge of the Mortgage Loans. If the receiver decided to challenge such transfer, delays in payments on the Term Notes and possible reductions in the amount thereof could occur. The Depositor will warrant that the transfer of its interest in the Mortgage Loans to the Issuer is a valid transfer and assignment of such interest.

         If a conservator, receiver or trustee were appointed for the Seller, or if certain other events relating to the insolvency of the Seller were to occur, Additional Balances and Subsequent Mortgage Loans would no longer be transferred by the Seller to the Depositor pursuant to the Purchase Agreement. In such an event, an Event of Default under the Trust Agreement and the Indenture would occur, and the Owner Trustee would attempt to sell the Mortgage Loans (unless the Enhancer or Holders of Securities evidencing undivided interests aggregating at least 51% of the aggregate Securities Balance of the Securities instruct otherwise), thereby causing early payment of the Term Note Balance of the Term Notes.

         In the event of a bankruptcy or insolvency of the Servicer, the related bankruptcy trustee or receiver may have the power to prevent the appointment of a successor Servicer.

REPURCHASE OPTION OF THE SERVICER

         In certain instances in which a Mortgagor either (i) requests an increase in the credit limit on the related HELOC above the limit stated in the Credit Line Agreement, or (ii) requests to place a lien on the related Mortgaged Property senior to the lien of the related Mortgage Loan, the Servicer will have the option to purchase from the Trust Estate the related
Mortgage Loan at a price equal to the Repurchase Price. There are no limitations on the frequency of such repurchases or the characteristics of the Mortgage Loans so repurchased. Such repurchases may lead to an increase in prepayments on the Mortgage Loans, which may reduce the yield on the Term Notes. In addition, such repurchases may affect the characteristics of the Mortgage Loans in the aggregate with respect to Loan Rates and credit quality.

LIMITATIONS AND REDUCTION AND SUBSTITUTION OF CREDIT ENHANCEMENT

         Credit enhancement will be provided for the Notes in the form of (i) Excess Spread (representing excess interest collections, if available), (ii) overcollateralization and (iii) the Policy, to the limited extent described herein. None of the Seller, the Depositor, the Servicer or any of their respective affiliates will be required to take any other action to maintain, or have any obligation to replace or supplement, such credit enhancement or any rating of the Term Notes. To the extent that losses are incurred on the Mortgage Loans that are not covered by Excess Spread, overcollateralization or the Policy, Securityholders (including the Term Noteholders) will bear the risk of such losses.

SOCIAL, ECONOMIC AND OTHER FACTORS

         The ability of the Issuer to purchase Subsequent Mortgage Loans is largely dependent upon whether mortgagors perform their payment and other obligations required by the related mortgage loans in order that such mortgage loans meet the specified requirements for transfer on a Subsequent Transfer Date as a Subsequent Mortgage Loan. The performance by such mortgagors may be affected as a result of a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. There is no way to predict whether or to what extent economic or social factors will affect the performance by such mortgagors and the availability of Subsequent Mortgage Loans.

INITIAL HELOC CHARACTERISTICS

         Set forth below is a description of certain additional characteristics of the Initial HELOCs as of the Statistical Calculation Date. Unless otherwise specified, all principal balances of the Initial HELOCs are as of the Statistical Calculation Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Statistical Calculation Date (except as indicated otherwise).


                                 PROPERTY TYPE

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Property Type                                     HELOCs               Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
 Two to Four Family                                  15               $   230,667.69                  0.49%
 Condominium                                         92               $ 1,610,595.15                  3.39%
 Manufactured                                         4               $    27,476.15                  0.06%
 Multi-Family                                         1               $    45,000.00                  0.09%
 Planned Unit Development                           143               $ 3,102,246.93                  6.52%
 Single-Family Dwelling                           2,090               $42,538,663.57                 89.45%
                                                  -----               --------------                 ------
                       TOTAL                      2,345               $47,554,649.49                100.00%
                                                  =====               ==============                =======


                                OCCUPANCY TYPES

                                                                                                    Percent of
                                                                                                 Initial HELOCs by
Occupancy                                    Number of Initial     Statistical Calculation    Statistical Calculation
(as indicated by Borrower)                        HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------    -----------------------
 Owner Occupied                                       2,324               $46,840,545.71              98.50%
 Non-Owner Occupied                                      21               $   714,103.78               1.50%
                                                         --                 ------------               -----
                       TOTAL                          2,345               $47,554,649.49             100.00%
                                                      =====               ==============             =======


                               DOCUMENTATION TYPE

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Documentation                                    HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
 Alternative                                         140               $ 2,011,765.08                 4.23%
 Expanded No Income No Appraisal ("NINA")              1               $     7,500.00                 0.02%
 Express                                              36               $ 1,220,445.49                 2.57%
 Family First Division                               251               $ 5,135,225.29                10.80%
 Full                                                 15               $   187,259.56                 0.39%
 NINA                                                100               $ 1,469,848.32                 3.09%
 No Income Verification ("NIV")                       54               $ 1,182,019.47                 2.49%
 Quick                                                 8               $   142,816.63                 0.30%
 Relocation                                            2               $    25,269.20                 0.05%
 Select                                               94               $ 2,847,836.18                 5.99%
 Standard                                          1,600               $32,103,094.74                67.51%
 Streamline                                           13               $   466,259.76                 0.98%
 Super Express                                        31               $   755,309.77                 1.59%
                                                      --                 ------------                 -----
                       TOTAL                       2,345               $47,554,649.49               100.00%
                                                   =====               ==============               =======


                               PRINCIPAL BALANCES

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Range of Principal Balances ($)                  HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
       $0.00  to       $25,000.00                 1,747                $18,915,249.22                  39.78%
  $25,000.01  to       $50,000.00                   444                $15,745,637.32                  33.11%
  $50,000.01  to       $75,000.00                    97                $ 5,997,089.77                  12.61%
  $75,000.01  to      $100,000.00                    36                $ 3,204,479.53                   6.74%
 $100,000.01  to      $125,000.00                     6                $   669,716.21                   1.41%
 $125,000.01  to      $150,000.00                     3                $   409,769.13                   0.86%
 $150,000.01  to      $175,000.00                     3                $   490,361.06                   1.03%
 $175,000.01  to      $200,000.00                     6                $ 1,174,238.25                   2.47%
 $225,000.01  to      $250,000.00                     1                $   248,109.00                   0.52%
 $325,000.01  to      $350,000.00                     2                $   700,000.00                   1.47%
                                                      -                  ------------                   -----
                           TOTAL                  2,345                $47,554,649.49                 100.00%
                                                  =====                ==============                 =======

               The average Principal Balance as of the Statistical Calculation Date is $20,279.17.


                           GEOGRAPHICAL DISTRIBUTIONS

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
State                                            HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
 Alabama                                           16               $   295,221.51                  0.62%
 Alaska                                             8               $   164,894.31                  0.35%
 Arizona                                           22               $   415,537.16                  0.87%
 California                                       487               $12,980,521.20                 27.30%
 Colorado                                          48               $ 1,268,937.40                  2.67%
 Connecticut                                       40               $ 1,006,378.75                  2.12%
 Delaware                                          10               $    96,610.29                  0.20%
 District of Columbia                               1               $    62,500.00                  0.13%
 Florida                                           67               $ 1,264,499.97                  2.66%
 Georgia                                           33               $   524,728.53                  1.10%
 Idaho                                             25               $   387,957.94                  0.82%
 Illinois                                          84               $ 1,482,017.87                  3.12%
 Indiana                                           46               $   765,670.05                  1.61%
 Iowa                                              13               $   137,728.20                  0.29%
 Kansas                                             5               $    59,914.61                  0.13%
 Kentucky                                           6               $   162,436.85                  0.34%
 Louisiana                                         16               $   189,178.72                  0.40%
 Maine                                             14               $   362,144.28                  0.76%
 Maryland                                          13               $   208,447.42                  0.44%
 Massachusetts                                     56               $ 1,408,861.67                  2.96%
 Michigan                                         545               $ 9,867,898.69                 20.75%
 Minnesota                                         21               $   519,703.61                  1.09%
 Mississippi                                        9               $    98,977.39                  0.21%
 Missouri                                          46               $   636,698.15                  1.34%
 Montana                                            8               $   126,976.37                  0.27%
 Nebraska                                           6               $   158,365.84                  0.33%
 Nevada                                            22               $   381,753.71                  0.80%
 New Hampshire                                     26               $   430,958.50                  0.91%
 New Jersey                                       112               $ 2,385,669.30                  5.02%
 New Mexico                                         8               $   128,963.39                  0.27%
 New York                                          82               $ 1,654,542.17                  3.48%
 North Carolina                                    46               $   918,419.32                  1.93%
 Ohio                                              35               $   383,096.07                  0.81%
 Oklahoma                                           9               $   133,447.93                  0.28%
 Oregon                                            47               $   860,322.88                  1.81%
 Pennsylvania                                      95               $ 1,564,439.60                  3.29%
 Rhode Island                                       6               $    65,039.72                  0.14%
 South Carolina                                     8               $   163,919.34                  0.34%
 South Dakota                                       2               $    17,225.99                  0.04%
 Tennessee                                         31               $   425,977.39                  0.90%
 Utah                                               3               $    84,397.06                  0.18%
 Vermont                                           14               $   303,616.09                  0.64%
 Virginia                                          42               $ 1,037,218.42                  2.18%
 Washington                                        76               $ 1,478,660.86                  3.11%
 Wisconsin                                         29               $   308,502.66                  0.65%
 Wyoming                                            7               $   175,672.31                  0.37%
                                                    -                 ------------                  -----
    TOTAL                                       2,345               $47,554,649.49                100.00%
                                                =====               ==============                =======


                         COMBINED LOAN-TO-VALUE RATIOS

                                                                                                    Percent of
                                                                                                Initial HELOCs by
Range of Combined                           Number of Initial      Statistical Calculation   Statistical Calculation
Loan-to-Value Ratios(%)                          HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
    5.001%  to     10.000%                           5                 $   114,265.90                0.24%
   10.001%  to     15.000%                           6                 $   289,201.54                0.61%
   15.001%  to     20.000%                           4                 $    64,738.72                0.14%
   20.001%  to     25.000%                           3                 $    25,759.48                0.05%
   25.001%  to     30.000%                           6                 $    77,947.24                0.16%
   30.001%  to     35.000%                          18                 $   546,222.60                1.15%
   35.001%  to     40.000%                          11                 $   146,104.75                0.31%
   40.001%  to     45.000%                          27                 $   560,842.76                1.18%
   45.001%  to     50.000%                          27                 $   599,265.17                1.26%
   50.001%  to     55.000%                          20                 $   324,652.05                0.68%
   55.001%  to     60.000%                          46                 $ 1,351,124.78                2.84%
   60.001%  to     65.000%                          61                 $ 1,428,952.34                3.00%
   65.001%  to     70.000%                          96                 $ 2,294,766.41                4.83%
   70.001%  to     75.000%                         164                 $ 3,471,072.08                7.30%
   75.001%  to     80.000%                         521                 $10,986,352.88               23.10%
   80.001%  to     85.000%                         128                 $ 2,522,324.44                5.30%
   85.001%  to     90.000%                       1,065                 $19,268,830.24               40.52%
   90.001%  to     95.000%                          61                 $ 1,836,150.90                3.86%
   95.001%  to     100.000%                         76                 $ 1,646,075.21                3.46%
                                                    --                 --------------                -----
                       TOTAL                     2,345                 $47,554,649.49              100.00%
                                                 =====                 ==============              =======

         The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELOCs as of the Statistical Calculation Date are approximately 6.67% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELOCs as of the Statistical Calculation Date is approximately 80.08%.


                              JUNIOR RATIOS(1)(2)

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Range of Junior Ratios(%)                        HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
     0.00%                                         74                   $ 3,356,805.23                7.06%
     0.01%  to     9.99%                          186                   $ 2,147,661.43                4.52%
    10.00%  to     19.99%                       1,179                   $19,787,848.79               41.61%
    20.00%  to     29.99%                         447                   $ 9,469,699.70               19.91%
    30.00%  to     39.99%                         223                   $ 5,605,240.46               11.79%
    40.00%  to     49.99%                         133                   $ 3,557,656.64                7.48%
    50.00%  to     59.99%                          48                   $ 1,509,201.67                3.17%
    60.00%  to     69.99%                          26                   $   952,294.42                2.00%
    70.00%  to     79.99%                          15                   $   523,278.08                1.10%
    80.00%  to     89.99%                           8                   $   536,890.18                1.13%
    90.00%  to     99.99%                           6                   $   108,072.89                0.23%
                                                    -                     ------------                -----
                       TOTAL                    2,345                   $47,554,649.49              100.00%
                                                =====                   ==============              =======

         (1) The Junior Ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

         (2) The weighted average Junior Ratio of the Initial HELOCs as of the Statistical Calculation Date is 23.46%.


                                   LOAN RATES

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Range of Loan Rates(%)                           HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
    5.990%  to     6.000%                            102                 $ 2,624,638.56                5.52%
    6.001%  to     7.000%                              3                 $    58,315.00                0.12%
    7.001%  to     8.000%                          1,716                 $35,017,358.98               73.64%
    8.001%  to     9.000%                             32                 $ 1,101,011.67                2.32%
    9.001%  to     10.000%                           153                 $ 2,477,871.58                5.21%
   10.001%  to     11.000%                           204                 $ 3,565,250.54                7.50%
   11.001%  to     12.000%                           115                 $ 2,249,714.47                4.73%
   12.001%  to     13.000%                            20                 $   460,488.69                0.97%
                                                      --                   ------------                -----
                       TOTAL                       2,345                 $47,554,649.49              100.00%
                                                   =====                 ==============              =======

         The weighted average Loan Rate as of the Statistical Calculation Date is 8.029%.


                           FULLY INDEXED GROSS MARGIN

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Range of Fully Indexed Gross Margins(%)          HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
    0.000%  to     1.000%                           962                $22,273,445.47                 46.84%
    1.001%  to     2.000%                         1,128                $19,572,364.05                 41.16%
    2.001%  to     3.000%                           136                $ 2,922,417.44                  6.15%
    3.001%  to     4.000%                           115                $ 2,707,235.58                  5.69%
    Greater than 4.000%                               4                $    79,186.95                  0.17%
                                                      -                   -----------                  -----
                       TOTAL                      2,345                $47,554,649.49                100.00%
                                                  =====                ==============                =======

         The weighted average fully indexed margin as of the Statistical Calculation Date is approximately 1.560% per annum.


                            CREDIT UTILIZATION RATES

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Range of Credit Utilization Rates (%)            HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
 0.01        to     5.00%                            58                   $   148,716.44                0.31%
 5.01        to     10.00%                          145                   $   541,424.35                1.14%
 10.01       to     15.00%                          132                   $   759,777.70                1.60%
 15.01       to     20.00%                          155                   $ 1,107,256.06                2.33%
 20.01       to     25.00%                          119                   $ 1,045,257.17                2.20%
 25.01       to     30.00%                          106                   $ 1,175,220.27                2.47%
 30.01       to     35.00%                          100                   $ 1,289,707.27                2.71%
 35.01       to     40.00%                           88                   $ 1,469,959.68                3.09%
 40.01       to     45.00%                          102                   $ 1,416,720.34                2.98%
 45.01       to     50.00%                           94                   $ 1,804,771.89                3.80%
 50.01       to     55.00%                           75                   $ 1,325,302.41                2.79%
 55.01       to     60.00%                           67                   $ 1,196,612.57                2.52%
 60.01       to     65.00%                           62                   $ 1,349,792.19                2.84%
 65.01       to     70.00%                           77                   $ 1,800,199.99                3.79%
 70.01       to     75.00%                           66                   $ 1,733,451.26                3.65%
 75.01       to     80.00%                           66                   $ 1,662,531.80                3.50%
 80.01       to     85.00%                           65                   $ 1,982,067.28                4.17%
 85.01       to     90.00%                           82                   $ 2,313,663.08                4.87%
 90.01       to     95.00%                           87                   $ 2,300,803.06                4.84%
 95.01       to     100.00%                         599                   $21,131,414.68               44.44%
                                                    ---                   --------------               ------
                       TOTAL                      2,345                   $47,554,649.49              100.00%
                                                  =====                   ==============              =======

         The weighted average Credit Utilization Rate based on the Statistical Calculation Date Credit Limit of the Initial HELOCs as of the Statistical Calculation Date is 52.34%.


                                 CREDIT LIMITS

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Range of Credit Limits($)                        HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
          $0.01  to    $25,000.00                 1,030                  $10,870,178.60               22.86%
     $25,000.01  to    $50,000.00                   881                  $18,130,260.74               38.13%
     $50,000.01  to    $75,000.00                   184                  $ 6,320,161.30               13.29%
     $75,000.01  to    $100,000.00                  189                  $ 7,227,846.75               15.20%
    $100,000.01  to    $125,000.00                   14                  $   712,594.93                1.50%
    $125,000.01  to    $150,000.00                   16                  $   959,118.14                2.02%
    $150,000.01  to    $175,000.00                    8                  $   667,189.01                1.40%
    $175,000.01  to    $200,000.00                    4                  $   429,732.67                0.90%
    $200,000.01  to    $225,000.00                    8                  $   482,214.66                1.01%
    $225,000.01  to    $250,000.00                    7                  $   816,256.27                1.72%
    $325,000.01  to    $350,000.00                    2                  $   700,000.00                1.47%
    $425,000.01  to    $450,000.00                    1                  $    48,209.84                0.10%
    Greater than $450,000.00                          1                  $   190,886.58                0.40%
                                                      -                    ------------                -----
                               TOTAL              2,345                  $47,554,649.49              100.00%
                                                  =====                  ==============              =======

         The weighted average of the Credit Limits as of the Statistical Calculation Date is $64,191.33.


                               MAXIMUM LOAN RATES

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Maximum Loan Rates (%)                           HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
   15.001%  to     16.000%                            17                  $   336,520.46                0.71%
   16.001%  to     17.000%                             8                  $   229,887.73                0.48%
   17.001%  to     18.000%                           275                  $ 7,222,965.02               15.19%
   18.001%  to     19.000%                         2,038                  $39,642,942.69               83.36%
 Uncapped                                              7                  $   122,333.59                0.26%
                                                       -                    ------------                -----
                       TOTAL                       2,345                  $47,554,649.49              100.00%
                                                   =====                  ==============              =======

         The  weighted   average  Maximum  Loan  Rate  as  of  the  Statistical
Calculation Date is approximately 18.394%. For purposes of calculating the weighted average Maximum Loan Rate, uncapped HELOCs were excluded.


                     MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Range of Months                                  HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
         0  to     120                           2,070                  $40,347,765.98                84.85%
       121  to     180                              59                  $ 1,516,343.03                 3.19%
 Greater than 180                                  216                  $ 5,690,540.48                11.97%
                                                   ---                  --------------                ------
                       TOTAL                     2,345                  $47,554,649.49               100.00%
                                                 =====                  ==============               =======

         The weighted average months remaining to scheduled maturity as of the Statistical Calculation Date is 139 months.


                                ORIGINATION YEAR

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Origination Year                                 HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
   1988                                             1                  $    10,000.00                  0.02%
   1990                                             3                  $    36,031.79                  0.08%
   1991                                             3                  $    89,080.82                  0.19%
   1992                                             5                  $   184,162.75                  0.39%
   1993                                            11                  $   212,843.80                  0.45%
   1994                                             9                  $   117,178.72                  0.25%
   1995                                            21                  $   263,344.43                  0.55%
   1996                                            36                  $   495,367.63                  1.04%
   1997                                           177                  $ 2,297,868.43                  4.83%
   1998                                         2,079                  $43,848,771.12                 92.21%
                                                -----                  --------------                 ------
                       TOTAL                    2,345                  $47,554,649.49                100.00%
                                                =====                  ==============                =======


                                 LIEN PRIORITY

                                                                                                    Percent of
                                                                                                Initial HELOCs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Lien Position                                    HELOCs                Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
 First                                                72                $ 3,332,326.03                   7.01%
 Second                                            2,273                $44,222,323.46                  92.99%
                                                   -----                --------------                  ------
                    TOTAL                          2,345                $47,554,649.49                 100.00%
                                                   =====                ==============                 =======


                             DEBT-TO-INCOME RATIOS

                                                                                                        Percent of
                                                                                                     Initial HELOCs by
         Range of Debt-to-Income        Number of Initial      Statistical Calculation Date    Statistical Calculation Date
                Ratios(%)                   HELOCs                        Balance                        Balance
---------------------------------------------------------------------------------------------------------------------------
         0.00%    to     9.99%                  10                     $   285,241.37                      0.60%
        10.00%    to     19.99%                117                     $ 2,340,933.75                      4.92%
        20.00%    to     29.99%                515                     $10,467,186.15                     22.01%
        30.00%    to     39.99%                839                     $15,697,931.74                     33.01%
        40.00%    to     49.99%                690                     $14,827,607.48                     31.18%
        50.00%    to     59.99%                140                     $ 2,916,540.69                      6.13%
        60.00%    to     69.99%                 34                     $ 1,019,208.31                      2.14%
                                                --                     --------------                      -----
    -----------------------------------------------------------------------------------------------------------------------
        TOTAL                                2,345                     $47,554,649.49                    100.00%
                                             =====                     ==============                    =======
    -----------------------------------------------------------------------------------------------------------------------


INITIAL HEL CHARACTERISTICS

         Set forth below is a description of certain additional characteristics of the Initial HELs as of the Statistical Calculation Date. Unless otherwise specified, all principal balances of the Initial HELs are as of the Statistical Calculation Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Statistical Calculation Date (except as indicated otherwise).


                                 PROPERTY TYPE

                                                                                                   Percent of
                                                                                                 Initial HELs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Property Type                                     HELs                  Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
 2-4 Family                                         14                  $   327,876.08                  0.72%
 2-4 Unit (duplex)                                   5                  $   167,996.72                  0.37%
 Condominium                                        69                  $ 1,397,244.32                  3.05%
 Manufactured                                        5                  $    80,697.01                  0.18%
 PUD                                                67                  $ 2,063,607.45                  4.51%
 Single-Family Dwelling                          1,751                  $41,764,432.46                 91.19%
                                                 -----                  --------------                 ------
                       TOTAL                     1,911                  $45,801,854.04                100.00%
                                                 =====                  ==============                =======


                                OCCUPANCY TYPES

                                                                                                   Percent of
                                                                                                 Initial HELs by
Occupancy                                   Number of Initial      Statistical Calculation   Statistical Calculation
(as indicated by Borrower)                       HELs                  Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
 Owner Occupied                                   1,906                  $45,693,677.98               99.76%
 Non-Owner Occupied                                   5                  $   108,176.06                0.24%
                                                      -                    ------------                -----
                       TOTAL                      1,911                  $45,801,854.04              100.00%
                                                  =====                  ==============              =======


                               DOCUMENTATION TYPE

                                                                                                   Percent of
                                                                                                 Initial HELs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Documentation                                    HELs                  Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
 Alternative                                      136                   $ 3,192,140.52                6.97%
 Expanded NINA                                    157                   $ 2,917,443.82                6.37%
 Expanded NIV                                      25                   $   662,372.34                1.45%
 Express                                            1                   $    17,200.00                0.04%
 Family First Division                            126                   $ 3,010,100.40                6.57%
 Full                                              16                   $   551,928.58                1.21%
 NINA                                             409                   $ 8,314,486.40               18.15%
 NIV                                              146                   $ 3,868,413.44                8.45%
 Quick                                              2                   $    73,362.47                0.16%
 Relocation                                         2                   $    84,883.05                0.19%
 Select                                            20                   $   770,134.80                1.68%
 Standard                                         847                   $21,763,973.69               47.52%
 Streamline                                         2                   $    18,258.97                0.04%
 Super Express                                     22                   $   557,155.56                1.22%
                                                   --                     ------------                -----
                       TOTAL                    1,911                   $45,801,854.04              100.00%
                                                =====                   ==============              =======


                               PRINCIPAL BALANCES

                                                                                                   Percent of
                                                                                                 Initial HELs by
                                            Number of Initial      Statistical Calculation   Statistical Calculation
Range of Principal Balances($)                    HELs                  Date Balance                Date Balance
---------------------------------------   ----------------------   -----------------------   -----------------------
         $0.00  to      $25,000.00                1,219                   $19,299,999.91               42.14%
    $25,000.01  to      $50,000.00                  622                   $21,591,110.05               47.14%
    $50,000.01  to      $75,000.00                   49                   $ 2,942,180.10                6.42%
    $75,000.01  to      $100,000.00                  18                   $ 1,573,761.00                3.44%
   $100,000.01  to      $125,000.00                   1                   $   103,075.19                0.23%
   $125,000.01  to      $150,000.00                   1                   $   140,601.80                0.31%
   $150,000.01  to      $175,000.00                   1                   $   151,125.99                0.33%
                                                      -                     ------------                -----
                                      TOTAL       1,911                   $45,801,854.04              100.00%
                                                  =====                   ==============              =======

         The average Principal Balance as of the Statistical Calculation Date is approximately $23,967.48.


                           GEOGRAPHICAL DISTRIBUTIONS

                                                                                               Percent of
                                                                                             Initial HELs by
                                               Number of       Statistical Calculation   Statistical Calculation
State                                         Initial HELs           Date Balance             Date Balance
---------------------------------------     ----------------   -----------------------   -----------------------
 Alabama                                             7               $   140,747.65                 0.31%
 Alaska                                              6               $   271,894.06                 0.59%
 Arizona                                            90               $ 1,861,687.95                 4.06%
 California                                        487               $13,764,856.44                30.05%
 Colorado                                           21               $   452,075.01                 0.99%
 Connecticut                                        29               $   869,407.92                 1.90%
 Delaware                                           11               $   304,200.33                 0.66%
 Florida                                            66               $ 1,372,064.42                 3.00%
 Georgia                                            43               $ 1,120,799.97                 2.45%
 Idaho                                              12               $   269,151.80                 0.59%
 Illinois                                           41               $   995,978.22                 2.17%
 Indiana                                            33               $   717,439.57                 1.57%
 Iowa                                              55                $   822,942.79                 1.80%
 Kansas                                             11               $   196,045.31                 0.43%
 Kentucky                                           10               $   236,340.13                 0.52%
 Louisiana                                          13               $   310,091.61                 0.68%
 Maine                                              12               $   249,240.10                 0.54%
 Maryland                                           31               $   684,249.61                 1.49%
 Massachusetts                                      69               $ 1,532,742.71                 3.35%
 Michigan                                          179               $ 4,232,446.55                 9.24%
 Minnesota                                          34               $   709,017.04                 1.55%
 Mississippi                                         8               $   156,659.49                 0.34%
 Missouri                                           35               $   714,240.06                 1.56%
 Montana                                             6               $   156,579.04                 0.34%
 Nebraska                                            3               $    52,389.51                 0.11%
 Nevada                                             24               $   526,967.06                 1.15%
 New Hampshire                                      16               $   374,049.11                 0.82%
 New Jersey                                         86               $ 2,112,558.40                 4.61%
 New Mexico                                         17               $   415,617.07                 0.91%
 New York                                           63               $ 1,761,716.37                 3.85%
 North Carolina                                     28               $   562,121.41                 1.23%
 North Dakota                                        3               $    31,800.47                 0.07%
 Ohio                                               50               $ 1,015,182.70                 2.22%
 Oklahoma                                           24               $   429,995.33                 0.94%
 Oregon                                             18               $   460,478.30                 1.01%
 Pennsylvania                                       86               $ 1,674,217.15                 3.66%
 Rhode Island                                       11               $   243,577.44                 0.53%
 South Carolina                                      7               $   150,612.85                 0.33%
 South Dakota                                        2               $    28,329.57                 0.06%
 Tennessee                                          30               $   709,849.16                 1.55%
 Texas                                               7               $   175,226.87                 0.38%
 Utah                                                8               $   250,581.69                 0.55%
 Vermont                                             8               $   134,294.42                 0.29%
 Virginia                                           36               $   881,119.32                 1.92%
 Washington                                         56               $ 1,276,515.63                 2.79%
 West Virginia                                       1               $    15,649.02                 0.03%
 Wisconsin                                          17               $   371,090.82                 0.81%
 Wyoming                                             1               $     7,016.59                 0.02%
                                                     -                   ----------                 -----
                        TOTAL                    1,911               $45,801,854.04               100.00%
                                                 =====               ==============               =======


                         COMBINED LOAN-TO-VALUE RATIOS

                                                                                               Percent of
                                                                                             Initial HELs by
Range of Combined                              Number of       Statistical Calculation   Statistical Calculation
Loan-to-Value Ratios(%)                       Initial HELs           Date Balance             Date Balance
---------------------------------------     ----------------   -----------------------   -----------------------
    0.000%  to     5.000%                           1               $     7,393.91                 0.02%
    5.001%  to     10.000%                          5               $    63,374.94                 0.14%
   10.001%  to     15.000%                          5               $    81,423.37                 0.18%
   15.001%  to     20.000%                         13               $   267,661.00                 0.58%
   20.001%  to     25.000%                         15               $   271,965.96                 0.59%
   25.001%  to     30.000%                         17               $   406,224.69                 0.89%
   30.001%  to     35.000%                         15               $   296,018.12                 0.65%
   35.001%  to     40.000%                         20               $   473,817.64                 1.03%
   40.001%  to     45.000%                         27               $   605,705.55                 1.32%
   45.001%  to     50.000%                         39               $   867,469.57                 1.89%
   50.001%  to     55.000%                         45               $   938,825.06                 2.05%
   55.001%  to     60.000%                         56               $ 1,492,388.26                 3.26%
   60.001%  to     65.000%                         79               $ 2,066,352.51                 4.51%
   65.001%  to     70.000%                        101               $ 2,446,185.29                 5.34%
   70.001%  to     75.000%                        168               $ 4,279,071.74                 9.34%
   75.001%  to     80.000%                        368               $ 9,134,316.19                19.94%
   80.001%  to     85.000%                        201               $ 4,759,199.58                10.39%
   85.001%  to     90.000%                        660               $15,598,971.67                34.06%
   90.001%  to     95.000%                         30               $   563,057.61                 1.23%
   95.001%  to     100.000%                        46               $ 1,182,431.38                 2.58%
                                                   --               --------------                 -----
                       TOTAL                    1,911               $45,801,854.04               100.00%
                                                =====               ==============               =======

         The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELs as of the Statistical Calculation Date are approximately 2.00% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELs as of the Statistical Calculation Date is approximately 77.17%.


                              JUNIOR RATIOS(1)(2)

                                                                                               Percent of
                                                                                             Initial HELs by
                                               Number of       Statistical Calculation   Statistical Calculation
Range of Junio Ratios(%)                      Initial HELs           Date Balance             Date Balance
---------------------------------------     ----------------   -----------------------   -----------------------
  [0.000]%  to     9.999%                          299                $ 4,554,124.07                9.94%
   10.000%  to     19.999%                         809                $17,391,610.87               37.97%
   20.000%  to     29.999%                         448                $12,392,029.31               27.06%
   30.000%  to     39.999%                         202                $ 6,214,917.68               13.57%
   40.000%  to     49.999%                          84                $ 2,942,658.58                6.42%
   50.000%  to     59.999%                          25                $   972,418.45                2.12%
   60.000%  to     69.999%                          14                $   501,409.73                1.09%
   70.000%  to     79.999%                          14                $   415,924.94                0.91%
   80.000%  to     89.999%                           9                $   221,992.41                0.48%
   90.000%  to     99.999%                           7                $   194,768.00                0.43%
                                                     -                  ------------                -----
                       TOTAL                     1,911                $45,801,854.04              100.00%
                                                 =====                ==============              =======

         (1) The Junior Ratio of a HEL is the ratio (expressed as a percentage) of the credit limit of such HEL to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HEL is underwritten.

         (2) The weighted average Junior Ratio of the Initial HELs as of the Statistical Calculation Date is 24.60%.


                                   LOAN RATES

                                                                                               Percent of
                                                                                             Initial HELs by
                                               Number of       Statistical Calculation   Statistical Calculation
Range of Loan Rates(%)                        Initial HELs           Date Balance             Date Balance
---------------------------------------     ----------------   -----------------------   -----------------------
    6.000%                                           2               $    19,504.97                0.04%
    6.001%  to     7.000%                           26               $   226,343.64                0.49%
    7.001%  to     8.000%                           34               $   234,669.27                0.51%
    8.001%  to     9.000%                            7               $   236,007.26                0.52%
    9.001%  to     10.000%                         789               $21,425,260.90               46.78%
   10.001%  to     11.000%                         802               $19,430,288.87               42.42%
   11.001%  to     12.000%                         236               $ 3,993,857.11                8.72%
   12.001%  to     13.000%                          15               $   235,922.02                0.52%
                                                    --                 ------------                -----
                       TOTAL                     1,911               $45,801,854.04              100.00%
                                                 =====               ==============              =======

         The weighted average Loan Rate as of the Statistical Calculation Date is approximately 10.196%.


                     MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                               Percent of
                                                                                             Initial HELs by
                                               Number of       Statistical Calculation   Statistical Calculation
Range of Months                               Initial HELs           Date Balance             Date Balance
---------------------------------------     ----------------   -----------------------   -----------------------
        24  to     47                               10               $   126,404.96                0.28%
        48  to     71                              329               $ 5,637,566.14               12.31%
        72  to     95                                1               $    17,912.13                0.04%
        96  to     119                             665               $14,522,530.15               31.71%
       120  to     143                               1               $    19,973.70                0.04%
       144  to     167                               4               $    78,303.52                0.17%
       168  to     191                             877               $24,675,552.69               53.87%
       216  to     239                              20               $   617,441.18                1.35%
       288  to     311                               4               $   106,169.57                0.23%
                                                     -                 ------------                -----
                       TOTAL                     1,911               $45,801,854.04              100.00%
                                                 =====               ==============              =======

         The weighted average months remaining to scheduled maturity as of the Statistical Calculation Date is approximately 141 months.


                                 LIEN PRIORITY

                                                                                               Percent of
                                                                                             Initial HELs by
                                               Number of       Statistical Calculation   Statistical Calculation
Lien Position                                 Initial HELs           Date Balance             Date Balance
---------------------------------------     ----------------   -----------------------   -----------------------
     First                                          61                $ 1,619,446.89                3.54%
    Second                                       1,850                $44,182,407.15               96.46%
                                                 -----                --------------               ------
                       TOTAL                     1,911                $45,801,854.04              100.00%
                                                 =====                ==============              =======


                             DEBT-TO-INCOME RATIOS

                                                                                               Percent of
                                                                                             Initial HELs by
         Range of Debt-to-Income               Number of       Statistical Calculation   Statistical Calculation
               Ratios(%)                      Initial HELs           Date Balance             Date Balance
---------------------------------------     ----------------   -----------------------   -----------------------
       0.00%    to     9.99%                        4               $    40,633.50                  0.09%
      10.00%    to     19.99%                      81               $ 1,668,261.94                  3.64%
      20.00%    to     29.99%                     356               $ 7,856,295.10                 17.15%
      30.00%    to     39.99%                     807               $19,568,518.21                 42.72%
      40.00%    to     49.99%                     595               $14,932,716.55                 32.60%
      50.00%    to     59.99%                      61               $ 1,516,242.95                  3.31%
      60.00%    to     69.99%                       6               $   204,618.05                  0.45%
      70.00%    to     79.99%                       1               $    14,567.74                  0.03%
                                                    -                  -----------                  -----
-----------------------------------------------------------------------------------------------------------------
              TOTAL                             1,911               $45,801,854.04                100.00%
                                                =====                ==============               =======
-----------------------------------------------------------------------------------------------------------------


         The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.


                 PERCENTAGE OF INITIAL TERM NOTE BALANCE (1)(2)

PAYMENT DATE                                                                          CPR
                                                -------------------------------------------------------------------------------
 HEL CPR                                               0%          20%        25%        30%       35%        40%       45%

 HELOC GROSS CPR                                       0%          20%        25%        30%       35%        40%       45%

 INITIAL........................................      100          100        100        100       100        100       100

 SEPTEMBER 1999.................................      100          100        100        100       100        100       100

 SEPTEMBER 2000.................................       99          92         90         87         84        80         77

 SEPTEMBER 2001.................................       95          79         72         65         59        52         46

 SEPTEMBER 2002.................................       92          68         58         49         41        34         28

 SEPTEMBER 2003.................................       88          59         47         38         29        23         17

 SEPTEMBER 2004.................................       84          48         37         27         20        14         10

 SEPTEMBER 2005.................................       79          37         27         19         13         8         0

 SEPTEMBER 2006.................................       74          29         19         13         8          0         0

 SEPTEMBER 2007.................................       72          23         14          9         0          0         0

 SEPTEMBER 2008.................................       21           0          0          0         0          0         0

 SEPTEMBER 2009.................................       18           0          0          0         0          0         0

 SEPTEMBER 2010.................................       16           0          0          0         0          0         0

 SEPTEMBER 2011.................................       13           0          0          0         0          0         0

 SEPTEMBER 2012.................................       10           0          0          0         0          0         0

 SEPTEMBER 2013.................................       0            0          0          0         0          0         0

 WEIGHTED AVERAGE LIFE TO 10% CALL (YEARS)......      9.22        5.94       5.22       4.63       4.08      3.64       3.31

 WEIGHTED AVERAGE LIFE TO MATURITY (YEARS)......      9.91        6.11       5.30       4.66       4.16      3.76       3.43
                                                                                                =========

      (1) ASSUMES (I) EXCEPT WHERE INDICATED, THAT AN OPTIONAL TERMINATION IS EXERCISED ON THE FIRST PAYMENT DATE ON WHICH THE TERM TERM NOTE BALANCE AS OF THE LAST DATE OF THE RELATED COLLECTION PERIOD IS LESS THAN OR EQUAL TO 10% OF THE INITIAL TERM NOTE BALANCE AND (II) IN THE CASE OF THE HELOCS, A CONSTANT DRAW RATE OF 12.0%.
      (2)         ALL PERCENTAGES ARE ROUNDED TO THE NEAREST 1%.
      (3)         ASSUMES PRICING SPEED OF 35% CPR ON HELS AND GROSS CPR OF 35%
           ON HELOCS.


                             AVAILABLE FUNDS TABLE

1)         Assuming no change in interest rates, Prime Rate remains at 8.5%.
2) Assumes initial pool collateral mix of 46% fixed rate HELs/54% adjustable rate HELOCs (Index + margin), with Subsequent Mortgage Loans representing a mix of 10% fixed rate HELs/ 90% adjustable rate HELOCs added to the pool during the Revolving Period.
3) Assumes CPR of 35% on HELs and Gross CPR of 35% and Draw Rate of 12% on HELOCs.
4) Available Funds represents the Net Loan Rate which is the weighted average Loan Rates less the servicing fee, trustee fees and credit enhancer fee (approximately 0.635%) and, commencing on the thirteenth Payment Date, a Credit Enhancer carveout of 0.50%.

     %                    %                    %                     %                     %                     %
    8.40    Oct-98       8.94    Nov-02       8.92    Dec-06        8.83    Jan-11        8.81    Feb-15        8.81     Mar-19
    8.37    Nov-98       8.93    Dec-02       8.92    Jan-07        8.83    Feb-11        8.81    Mar-15        8.81     Apr-19
    8.43    Dec-98       8.93    Jan-03       8.92    Feb-07        8.83    Mar-11        8.81    Apr-15        8.81     May-19
    8.41    Jan-99       8.93    Feb-03       8.92    Mar-07        8.83    Apr-11        8.81    May-15        8.81     Jun-19
    8.40    Feb-99       8.93    Mar-03       8.92    Apr-07        8.83    May-11        8.81    Jun-15        8.81     Jul-19
    9.47    Mar-99       8.93    Apr-03       8.92    May-07        8.83    Jun-11        8.81    Jul-15        8.81     Aug-19
    9.47    Apr-99       8.93    May-03       8.92    Jun-07        8.83    Jul-11        8.81    Aug-15        8.81     Sep-19
    9.45    May-99       8.93    Jun-03       8.92    Jul-07        8.83    Aug-11        8.81    Sep-15        8.81     Oct-19
    9.45    Jun-99       8.93    Jul-03       8.92    Aug-07        8.83    Sep-11        8.81    Oct-15        8.81     Nov-19
    9.44    Jul-99       8.93    Aug-03       8.92    Sep-07        8.83    Oct-11        8.81    Nov-15        8.81     Dec-19
    9.44    Aug-99       8.93    Sep-03       8.92    Oct-07        8.83    Nov-11        8.81    Dec-15        8.81     Jan-20
    9.44    Sep-99       8.93    Oct-03       8.92    Nov-07        8.82    Dec-11        8.81    Jan-16        8.81     Feb-20
    8.96    Oct-99       8.93    Nov-03       8.92    Dec-07        8.82    Jan-12        8.81    Feb-16        8.81     Mar-20
    8.95    Nov-99       8.93    Dec-03       8.92    Jan-08        8.82    Feb-12        8.81    Mar-16        8.81     Apr-20
    8.95    Dec-99       8.93    Jan-04       8.92    Feb-08        8.82    Mar-12        8.81    Apr-16        8.81     May-20
    8.95    Jan-00       8.93    Feb-04       8.92    Mar-08        8.82    Apr-12        8.81    May-16        8.81     Jun-20
    8.95    Feb-00       8.93    Mar-04       8.92    Apr-08        8.82    May-12        8.81    Jun-16        8.81     Jul-20
    8.95    Mar-00       8.93    Apr-04       8.92    May-08        8.82    Jun-12        8.81    Jul-16        8.81     Aug-20
    8.94    Apr-00       8.93    May-04       8.92    Jun-08        8.82    Jul-12        8.81    Aug-16        8.81     Sep-20
    8.94    May-00       8.93    Jun-04       8.87    Jul-08        8.82    Aug-12        8.81    Sep-16        8.81     Oct-20
    8.94    Jun-00       8.93    Jul-04       8.87    Aug-08        8.82    Sep-12        8.81    Oct-16        8.81     Nov-20
    8.94    Jul-00       8.93    Aug-04       8.87    Sep-08        8.82    Oct-12        8.81    Nov-16        8.81     Dec-20
    8.94    Aug-00       8.93    Sep-04       8.86    Oct-08        8.82    Nov-12        8.81    Dec-16        8.81     Jan-21
    8.94    Sep-00       8.93    Oct-04       8.86    Nov-08        8.82    Dec-12        8.81    Jan-17        8.81     Feb-21
    8.94    Oct-00       8.93    Nov-04       8.86    Dec-08        8.81    Jan-13        8.81    Feb-17        8.81     Mar-21
    8.94    Nov-00       8.93    Dec-04       8.86    Jan-09        8.81    Feb-13        8.81    Mar-17        8.81     Apr-21
    8.94    Dec-00       8.93    Jan-05       8.86    Feb-09        8.81    Mar-13        8.81    Apr-17        8.81     May-21
    8.94    Jan-01       8.93    Feb-05       8.86    Mar-09        8.81    Apr-13        8.81    May-17        8.81     Jun-21
    8.94    Feb-01       8.93    Mar-05       8.85    Apr-09        8.81    May-13        8.81    Jun-17        8.81     Jul-21
    8.94    Mar-01       8.93    Apr-05       8.85    May-09        8.81    Jun-13        8.81    Jul-17        8.81     Aug-21
    8.94    Apr-01       8.93    May-05       8.85    Jun-09        8.81    Jul-13        8.81    Aug-17        8.81     Sep-21
    8.94    May-01       8.93    Jun-05       8.85    Jul-09        8.81    Aug-13        8.81    Sep-17        8.81     Oct-21
    8.94    Jun-01       8.93    Jul-05       8.85    Aug-09        8.81    Sep-13        8.81    Oct-17        8.81     Nov-21
    8.94    Jul-01       8.93    Aug-05       8.85    Sep-09        8.81    Oct-13        8.81    Nov-17        8.81     Dec-21
    8.94    Aug-01       8.93    Sep-05       8.85    Oct-09        8.81    Nov-13        8.81    Dec-17        8.81     Jan-22
    8.94    Sep-01       8.93    Oct-05       8.85    Nov-09        8.81    Dec-13        8.81    Jan-18
    8.94    Oct-01       8.93    Nov-05       8.85    Dec-09        8.81    Jan-14        8.81    Feb-18
    8.94    Nov-01       8.93    Dec-05       8.85    Jan-10        8.81    Feb-14        8.81    Mar-18
    8.94    Dec-01       8.93    Jan-06       8.84    Feb-10        8.81    Mar-14        8.81    Apr-18
    8.94    Jan-02       8.92    Feb-06       8.84    Mar-10        8.81    Apr-14        8.81    May-18
    8.94    Feb-02       8.92    Mar-06       8.84    Apr-10        8.81    May-14        8.81    Jun-18
    8.94    Mar-02       8.92    Apr-06       8.84    May-10        8.81    Jun-14        8.81    Jul-18
    8.94    Apr-02       8.92    May-06       8.84    Jun-10        8.81    Jul-14        8.81    Aug-18
    8.94    May-02       8.92    Jun-06       8.84    Jul-10        8.81    Aug-14        8.81    Sep-18
    8.94    Jun-02       8.92    Jul-06       8.84    Aug-10        8.81    Sep-14        8.81    Oct-18
    8.94    Jul-02       8.92    Aug-06       8.84    Sep-10        8.81    Oct-14        8.81    Nov-18
    8.94    Aug-02       8.92    Sep-06       8.84    Oct-10        8.81    Nov-14        8.81    Dec-18
    8.94    Sep-02       8.92    Oct-06       8.84    Nov-10        8.81    Dec-14        8.81    Jan-19
    8.94    Oct-02       8.92    Nov-06       8.84    Dec-10        8.81    Jan-15        8.81    Feb-19


                        DELINQUENCY AND LOSS EXPERIENCE

===============================================================================

             HOME EQUITY LOAN PORTFOLIO DELINQUENCY EXPERIENCE (1)

===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
                                AT JUNE 30, 1998           AT DECEMBER 31, 1997      AT DECEMBER 31, 1996      AT DECEMBER 31, 1995
                             $ LOANS       % BY $       $ LOANS         % BY $    $ LOANS        % BY $     $ LOANS          % BY $
                             -------       ------       -------         ------    -------        ------     -------          ------
Number of Loans                   23,044                    20,159                     17,344                     11,577
Total Portfolio             $617,815,357   100.00%    $568,400,751    100.00%    $496,073,600    100.00%    $348,925,061    100.00%

Period of Delinquency

   30-59 Days                  4,534,046     0.74%       8,475,141      1.49%       7,472,812      1.51%       6,155,371      1.76%
   60-89 Days                    989,780     0.16%       1,169,433      0.21%       1,052,747      0.21%       1,147,721      0.33%
   90+ Days                    1,737,621     0.28%       2,008,257      0.35%       2,018,333      0.41%       1,114,707      0.32%
                            ------------   -------    ------------    -------   -------------    -------   -------------   --------
                            ------------   -------    ------------    -------   -------------    -------   -------------   --------
Total Loans                    7,261,447     1.18%      11,652,831      2.05%      10,543,892      2.13%       8,417,799      2.41%
                            ------------   -------    ------------    -------   -------------    -------   -------------   --------
                            ------------   -------    ------------    -------   -------------    -------   -------------   --------
Foreclosure                    3,283,302     0.53%       3,533,381      0.62%       2,808,028      0.57%       2,647,576      0.76%

Foreclosed                       329,743     0.05%       1,730,913      0.30%       1,749,156      0.35%       1,545,197      0.44%
                            ------------   -------    ------------    -------   -------------    -------   -------------   --------
                            ------------   -------    ------------    -------   -------------    -------   -------------   --------
Total Loans in Foreclosure     3,613,045     0.58%       5,264,294      0.93%       4,557,184      0.92%       4,192,773      1.20%
                            ------------   -------    ------------    -------   -------------    -------   -------------   --------
                            ------------   -------    ------------    -------   -------------    -------   -------------   --------

                            ------------   -------    ------------    -------   -------------    -------   -------------   --------
                            -===========   -------    ============    -------   --===========    -------   --===========   --------
Total Delinquent Loans        10,874,492     1.76%     $16,917,125      2.98%     $15,101,076      3.04%     $12,610,572      3.61%
                            -===========   -------    ============    -------   --===========    -------   --===========   --------

===============================================================================
         HOME EQUITY LOAN PORTFOLIO LOSS AND FORECLOSURE EXPERIENCE (1)
===============================================================================

                                AT JUNE 30, 1998          AT DECEMBER 31, 1997      AT DECEMBER 31, 1996     AT DECEMBER 31, 1995
                             $ LOANS       % BY $       $ LOANS         % BY $    $ LOANS        % BY $     $ LOANS         % BY $
                             -------       ------       -------         ------    -------        ------     -------         ------
Number of Loans                   23,044                     20,159                      17,344                  11,577
Total Portfolio             $617,815,357    100.00%    $568,400,751    100.00%     $496,073,600   100.00%   $348,925,061    100.00%
                           -------------   --------   -------------   --------    -------------  --------  -------------   --------
                           -------------   --------   -------------   --------    -------------  --------  -------------   --------
Total Loans in Foreclosure     3,613,045      0.58%       5,264,294      0.93%        4,557,184     0.92%      4,192,773      1.20%
                           -------------   --------   -------------   --------    -------------  --------  -------------   --------
                           -------------   --------   -------------   --------    -------------  --------  -------------   --------


                           -------------   --------   -------------   --------    -------------  --------  -------------   --------
                           =============   --------   =============   --------    =============  --------  =============   ========
Net Chargeoffs for Period       $694,298      0.11%      $1,332,166      0.23%       $1,553,129     0.31%       $522,013      0.15%
                           =============   --------   =============   --------    =============  --------  =============   ========

         (1) Performing loans in bankruptcy are not included in delinquency statistics.

--------------------------------------------------------------------------------

  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.